UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 21, 2009
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

802 West Bay Road The Grand Pavilion P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Item 1.01 Entry into a Material Definitive Agreement	3
Signature	4

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Item 1.01 Entry into a Material Definitive Agreement

On July 21, 2009, Greenlight Reinsurance, Ltd. (the “Company”), the principal subsidiary of Greenlight Capital Re, Ltd., entered into a letter of credit facility agreement with Bank of America, N.A. (the “Bank”), which provides for the issuance by the Bank, subject to certain terms and conditions, of letters of credit for the account of the Company in an aggregate amount of up to $50 million at any one time outstanding.  The letter of credit facility with the Bank will terminate on July 20, 2010, but will be extended by 364 days beyond the then effective facility termination date unless the Bank or the Company elects to terminate the letter of credit facility at least 90 days before the then effective facility termination date.  The Company and the Bank concurrently entered into (i) a security agreement to secure any outstanding indebtedness of the Company under the Bank’s letter of credit facility and (ii) a securities account control agreement in order to perfect the Bank’s security interest in the collateral pledged to the Bank by the Company.  The letter of credit facility, the security agreement and related documents contain various covenants with which the Company must comply, including but not limited to limitation on liens on collateral, limitation on incurrence of other debt (subject to certain exceptions), limitation on payment of dividends and other restricted payments following a default, as well as maintenance of certain minimum pledged collateral requirements.

The foregoing summary of the letter of credit agreement is not complete and is qualified in entirety by reference to the letter of credit agreement.

The representations, warranties and covenants contained in the letter of credit agreement were made only for purposes of the letter of credit agreement as of a specific date and may be subject to more recent developments, and may be subject to limitations agreed upon by the contracting parties. For the foregoing reasons, the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of either the Company or the Bank or any of their respective subsidiaries or affiliates should not be relied upon by anyone other than the party or parties to whom the representations, warranties or covenants were made.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2009	GREENLIGHT CAPITAL RE, LTD.

	By:	/s/ Tim Courtis
Name: Tim Courtis
Title: Chief Financial Officer

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